SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2004

INDUSTRIAL DISTRIBUTION GROUP, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-13195	58-2299339

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

950 East Paces Ferry Road
Suite 1575
Atlanta, GA 30326
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (404) 949-2100

NOT APPLICABLE

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

99.1	Press Release dated February 26, 2004 issued by Industrial Distribution Group, Inc.

Item 12. Results of Operation and Financial Condition

     On February 26, 2004, Industrial Distribution Group, Inc. issued a press release reporting its financial results for the year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Current Report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2003	/s/ Jack P. Healey

Jack P. Healey Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Industrial Distribution Group, Inc. (“IDG”), dated February 26, 2004, reporting IDG’s financial results for the year ended December 31, 2003 (furnished pursuant to Item 12 of Form 8-K).